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                                                                    EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PETROLEUM ENGINEER


We here consent to the references to us under the headings "Principal Properties" and "Oil and Gas Reserves" in the Annual Report on Form 10-K of PetroCorp Incorporated for the year ended December 31, 1996.


                                                  HUDDLESTON & CO., INC.


                                                      /s/ B.P. HUDDLESTON
                                                  By: __________________________
                                                      B.P. Huddleston, P.E.
                                                      Chairman

Houston, Texas
March 20, 1997